January 31, 1996

                         SUPPLEMENT TO THE PROSPECTUS OF
                        PIONEER INTERNATIONAL GROWTH FUND
                                 March 27, 1995
                         revised as of December 6, 1995

Effective January 31, 1996, the Fund will offer Class C shares in addition to the Class A and Class B shares described in the attached Prospectus. The following information supplements the corresponding sections in the Prospectus. Please consult the Prospectus for the full text of each section so supplemented.

I. EXPENSE INFORMATION

This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Class C shares of the Fund. The table reflects annual operating expenses based on the actual Class A expenses incurred during the Fund's fiscal year as reported in its most recent Prospectus. Other expenses for Class C shares are based on amounts estimated to have been incurred during the same fiscal year had such shares been outstanding.

Shareowner Transaction Expenses                                                       Class C Shares
 Maximum Initial Sales Charge on Purchases (as a percentage of offering price)          None
 Maximum Sales Charge on Reinvestment of Dividends                                      None
 Maximum Deferred Sales Charge (as a percentage of original purchase
   price or redemption proceeds, as applicable)                                         1.00%
 Redemption Fee 1                                                                       None
 Exchange Fee                                                                           None

-------------------
1 Separate fees (currently $10 and $20, respectively) apply to domestic and international bank wire transfers of redemption proceeds.

Pioneer  International Growth Fund (for the year ended November 30, 1994) Annual
Operating Expenses (As a Percentage of Average Net Assets):
 Management Fee                                            1.00%
 12b-1 Fees                                                1.00%
 Other Expenses                                            1.02%
                                                           -----
 Total Operating Expenses                                  3.02%
                                                           =====

Example:

You would pay the following fees and expenses on a $1,000 investment in Class C shares* of the Fund, assuming a 5% annual return and constant expenses, with or without redemption at the end of each time period:

Class C shares *                   1 Year      3 Years   5 Years     10 Years
--Assuming complete
  redemption at end of period       $41          $93      $159        $340
--Assuming no redemption            $31          $93      $159        $340
--------------
* Class C shares redeemed during the first year after purchase are subject to a 1% Contingent Deferred Sales Charge ("CDSC").

The example above assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual fund expenses and return vary from year to year and may be higher or lower than those shown.

II. FINANCIAL HIGHLIGHTS

Class C shares is a new classes of shares; no financial highlights exist for Class C shares.

V. FUND SHARE ALTERNATIVES

The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"). Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

VII. HOW TO BUY FUND SHARES

You may buy Fund shares from any securities broker- dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.

The minimum initial investment is $1,000 for C shares, except as specified below. The minimum subsequent investment is $500 for Class C shares except that the subsequent minimum investment amount for Class C share accounts may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.

Class C Shares

You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1.00%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Waiver or Reduction of Contingent Deferred Sales Charge.
The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the shares subject to the CDSC); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareowner or participant in an employer-sponsored retirement plan; (c) if the distribution part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; (d) if the distribution is from an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions; (ii) a qualifying hardship distribution as defined by the Code; (iii) from a termination of employment;
(iv) the distribution is in the form of a loan to a participant in a plan which permits loans; or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

The CDSC on Class B and Class C shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareowner's account.

IX. HOW TO EXCHANGE FUND SHARES

You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X.  DISTRIBUTION PLANS

The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD.

The Class C Plan provides that the Fund will compensate PFD by paying a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares and a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares. The distribution fee is intended to compensate PFD for its Class C distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class C shares.

Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and services fees of up to 0.75% and 0.25%, respectively, of the purchase price with respect to such shares.

Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareowner accounts.

XII.  SHAREHOLDER SERVICES

Additional Investments

You may add to your account by sending a check (minimum of $500 for Class C shares) to PSC (account number and Class of shares should be clearly indicated).

XIII. THE FUND

The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareowner approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Supplement to the Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

XIV. INVESTMENT RESULTS

The average annual total return (for a designated period of time) on an investment in the Class C shares of the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for Class C shares is computed in accordance with the SEC's standardized formula. The calculation assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class C shares the calculation reflects the deduction of any applicable CDSC.

0196-3128
(C) Pioneer Funds Distributor, Inc.

                                                               January 31, 1996

                                  SUPPLEMENT TO
                   THE STATEMENT OF ADDITIONAL INFORMATION OF

Fund                                               Dated (revised)
----                                               ---------------
PIONEER BOND FUND                           October 27, 1995
PIONEER CAPITAL GROWTH FUND                 February 24, 1995 (October 12, 1995)
PIONEER CASH RESERVES FUND                  March 31, 1995 (January 5, 1996)
PIONEER EMERGING MARKETS FUND               March 31, 1995 (October 16, 1995)
PIONEER EQUITY-INCOME FUND                  February 24, 1995 (October 16, 1995)
PIONEER EUROPE FUND                         February 28, 1995 (October 9, 1995)
PIONEER GOLD SHARES                         February 24, 1995 (October 23, 1995)
PIONEER GROWTH SHARES                       April 28, 1995 (October 16, 1995)
PIONEER INCOME FUND                         April 28, 1995 (October 6, 1995)
PIONEER INDIA FUND                          February 28, 1995 (October 2, 1995)
PIONEER INTERMEDIATE TAX-FREE FUND          April 28, 1995 (December 20, 1995)
PIONEER INTERNATIONAL GROWTH FUND           March 27, 1995 (December 6, 1995)
PIONEER SMALL COMPANY FUND                  November 1, 1995 (November 29, 1995)
PIONEER TAX-FREE INCOME FUND                April 28, 1995 (June 19, 1995)

The following information supplements the corresponding sections in the attached Statement of Additional Information ("SAI"). Please consult the Fund's SAI for the full text of each section supplemented.

UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

Class C Plan

         The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the amount invested and additional compensation at a rate of up to 0.75% of the amount invested with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distributions Plans" in the Prospectus.)

         As of the date of this Supplement, the Fund has not incurred any fees pursuant to the Class C Plan.

SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with Pioneering Services Corporation ("PSC"), 60 State Street, Boston, Massachusetts, to act as shareholder servicing agent and transfer agent for the Fund. PSC receives from the Fund an annual fee of $22 for each equity fund Class C shareholder account, $30 for each fixed income Class C shareholder account, and $28 for each money market shareholder account as compensation for the services described in the Fund's Statement of Additional Information

DESCRIPTION OF SHARES

         Each Fund's Declaration of Trust authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of any Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. Each Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

DETERMINATION OF NET ASSET VALUE

         Class C are offered at net asset value without the imposition of an initial sales charge, but are subject to a CDSC.

SYSTEMATIC WITHDRAWAL PLANS

         Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly, provided that withdrawals are limited for Class B shares accounts to 10% of the value of the account at the time the plan is implemented or for Class C share accounts to 10% of the value of the shares subject to a CDSC at the time the plan is implemented.

INVESTMENT RESULTS

         Standardized Average Annual Total Return Quotations. Average annual total return quotations for each Class of Fund shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                            P(1+T)n  =  ERV

Where:
                 P     =     a hypothetical  initial payment of $1000,  less the
                             maximum sales load for Class A shares or the deduction of any CDSCapplicable to Class B or C shares as of the end of the period.

                 T     =     average annual total return

                 n     =     number of years

                 ERV   =     ending  redeemable value of the hypothetical  $1000
                             initial payment made at the beginning of the designated period (or fractional portion thereof)

         For purposes of the above computation, all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.

         No Class C shares were outstanding prior to January, 1996.

(C) Pioneer Funds Distributor, Inc.